SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2020
SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES
SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

3      SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

The preparation of the Group’s consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures, and the disclosure of contingent liabilities. Uncertainty about these judgements, assumptions and estimates could result in outcomes that require a material adjustment to the carrying amounts of assets or liabilities affected in future periods.

Judgements

In the process of applying the Group’s accounting policies and preparing the Group’s consolidated financial statements, management has made the following judgements, apart from those involving estimates, which have a significant effect on the amounts recognized in the consolidated financial statements.

(a)	Significant influence over an entity in which the Group holds less than 20% of voting rights

At December 31, 2020, the Group owned 10.04% equity interest in Yunnan Aluminum Co., Ltd.* (“Yunnan Aluminum”) (雲南鋁業股份有限公司). The Group considers that it has significant  influence over Yunnan Aluminum even though it owns less than 20% of the voting  rights, on the grounds that  the Group is the second largest shareholders of Yunnan Aluminum and assigned one out of the eleven directors  of the Board of Directors of Yunnan Aluminum Group, thus have the right to participate in decision making of Yunnan Aluminum.

At December 31, 2020, the Group owned a 6.68% equity interest in Chalco Mineral Resources Co.,Ltd.* (“Chalco Resources”) (中鋁礦產資源有限公司). The Group considers that it has  significant  influence  over  Chalco  Resources  even  though  it  owns less than 20% of the voting rights, on the grounds that the Group can appoint one out of the five directors of the Board of Directors of Chalco Resources, thus have the right to participate in decision making of Chalco Resources.

At December 31, 2020, the Group owned 14.71% of the voting right of Chinalco Capital Holdings Co., Ltd.* (“Chinalco Capital”) (中鋁資本控股有限公司).  The  Group  considers that it has significant influence over Chinalco Capital  since  it  can  appoint  one  out  of three directors of the Board of Directors of Chinalco Capital, thus have the right to participate in decision making of Chinalco Capital.

At December 31, 2020, the Group owned a 16% equity interest in Baise New Aluminum Power Co., Ltd. * (“New Aluminum Power”) (百色新鋁電力有限公司). The Group considers that the Group has significant influence over New Aluminum Power  even though it owns less than 20% of the voting rights, on the  grounds  that  the  Group  can appoint one out of the nine directors of the Board of Directors of New Aluminum Power, thus have the right to participate in decision making of New Aluminum Power .

At December 31, 2020, the Group owned a 14.29% equity interest in Inner Mongolia Geliugou Co., Ltd.* (“Inner Mongolia Qiliugou”) (內蒙古圪柳溝能源有限公司). The Group considers that it has significant influence over Inner  Mongolia  Qiliugou  even  though  it owns less than 20% of the  voting  rights,  on  the  grounds  that  the  Group  can  appoint one out of the seven directors of the Board of Directors of Inner Mongolia Qiliugou, thus have the right to participate in decision making of Inner Mongolia Qiliugou.

(b)     Consolidation of entities in which the Group holds less than a majority of voting rights

At December 31, 2020, the Group owned a 40.23% equity interest in Ningxia Yinxing Energy Co., Ltd. (“Yinxing Energy”) (寧夏銀星能源股份有限公司). Since the remaining 59.77% of the equity shares in Yinxing Energy are held by a large number of individual shareholders, in opinion of the directors of the Company, the Group has control over Yinxing Energy, and Yinxing Energy continues to be included in the consolidation scope.

At December 31, 2020, the Company owned a 40% equity interest in Guizhou Huaren New Materials Co., Ltd.* (“Guizhou Huaren”) (貴州華仁新材料有限公司). In  accordance with the acting-in-concert agreement signed between the Company and Qingzhen Industry Investment Co., Ltd.* (“Qingzhen Industry”)( 清鎮市工業投資有限公司) and Guizhou Chengqian Enterprise (Group) Co., Ltd. * (“Guizhou Chengqian”) (貴州成黔企業(集團)有限公司). Qingzhen Industry and Guizhou Chengqian would exercise the  shareholders’  and  board  of  directors’  votes  in  concert  with the Group. Therefore, the directors of the Company believe that the  Company  has control over Guizhou Huaren and consolidated Guizhou  Huaren’s  financial  statements from the date the Group obtained control.

At December 31, 2020, the Company owned 40% of the shares of Shanxi China Aluminum China Resources Co., Ltd.* (“Shanxi Zhongrun”) (山西中鋁華潤有限公司). In accordance with the acting-in-concert agreement signed between the Company and China Resources Coal Industry Group Co., Ltd. (“China Resources Coal Industry”), China Resources Coal Industry would exercise the shareholders’ and Board of Directors’ votes in concert with the Group. Therefore, the directors of the Company believe that the Company has control over Shanxi Zhongrun and consolidated Shanxi Zhongrun’s financial statements from the date the Group obtained control.

Estimates and assumptions

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below. The Group’s assumptions and estimates are based on parameters available when the consolidated financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising beyond the control of the Group. Such changes are reflected in the assumptions when they occur.

(a)	Impairment assessment of property, plant and equipment

As of December 31, 2020, the Company’s net carrying amount of property, plant and equipment (“PP&E”) was RMB 100,638 million. Management assesses related assets for potential impairment whenever there are indications that the carrying value of an asset or a group of assets may not be recoverable. As of December 31, 2020, management performed impairment assessment on property, plant and equipment (“PP&E”) with impairment indications at the level of cash generating unit (“CGU”) to which the PP&E was allocated using discounted cash flow model. The discounted cash flows model used for the impairment assessment of PP&E involved significant assumptions including product prices and the discount rate.

(b)	Impairment assessment of goodwill

As of December 31, 2020, the Company’s carrying value of goodwill was RMB 3,510 million. Management performed impairment assessment of goodwill on an annual basis. When performing the impairment assessment, the recoverable amount of the CGU to which the goodwill was allocated was estimated by management using discounted cash flow model, and compared with the carrying amount of the CGU to determine if goodwill was impaired. The discounted cash flow models used for the impairment assessment of goodwill involved significant assumptions including product prices, the long-term growth rate and the discount rate.

(c)	Property, plant and equipment and intangible assets (excluding goodwill) – estimated useful lives and residual values

The Group’s  management  determines  the  estimated  useful  lives  and  residual  values (if applicable) and consequently  the  related  depreciation/amortization  charges for its property, plant and equipment and intangible assets (excluding goodwill). These estimates are based on the historical experience of the actual useful lives of property, plant and equipment of similar nature and functions, or based on the useful life of intangible assets. Management will increase the  depreciation/amortization charge where useful lives are less than previously estimated, and it will  write off or write down technically obsolete or non-strategic assets that have been abandoned or sold.

Actual economic  lives may  differ from estimated  useful lives and  actual residual  values may differ from estimated residual values. Periodic review could result in change in depreciable lives and residual values and therefore change in depreciation/amortization expense in future periods.

(d)	Coal reserve estimates and units-of-production amortization for coal mining rights

External qualified valuation professionals evaluate “economically recoverable reserves” based on the reserves estimated by external qualified exploration engineers in accordance with the PRC standards. The estimates of coal reserves are inherently imprecise and represent only the approximate amounts of the coal reserves because of the subjective judgements involved in developing such information. Economically recoverable reserve estimates are evaluated on a regular basis and have taken into account recent production and technical information about each mine.

(e)	Estimated net realizable value of inventories

In accordance with the Group’s accounting policy, the Group’s management estimated net realizable value of inventories based on specific facts and circumstances. For different types of inventories, it requires the estimation on selling prices, costs of conversion, selling expenses and the related tax expense to calculate the net realizable amount of inventories. For  inventories  held  for  executed sales contracts, management estimates the net realizable amount based on the contracted  price.  For  raw  materials  and  work-in-progress,  management  has  established a model in estimating the net realizable amount at which the inventories can be realized in the normal course of business after considering the Group’s manufacturing cycles, production capacity and forecasts, estimated future conversion costs and selling prices. Management also takes into account the price or cost fluctuations and other related matters occurring after the end of the reporting period which reflect  conditions  that existed at the end of the reporting period.

It is reasonably possible that if there is a significant change in circumstances including the Group’s business and the external environment, outcomes within the next financial year would be significantly affected.

(f)	Investments in joint ventures and associates – recoverable amount

In accordance with the Group’s  accounting  policy,  each  investment  in  a  joint  venture and an associate is evaluated  in  every  reporting  period  to  determine  whether  there are any indicators of impairment. If any such indicators exists, an estimate of the recoverable amount is performed and an impairment  loss  is  recognized  to  the  extent that the  carrying  amount  exceeds  the  recoverable  amount.  The  recoverable  amount of the investment in a joint venture and an associate is measured at the higher of fair value less costs of disposal and value in use.

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

Value in use is also generally  determined  as  the  present  value  of  the  estimated  future cash flows of those expected to arise from the continued use of the asset in its present form and its eventual disposal. Present values are determined using a  risk-adjusted pre-tax discount rate appropriate to the risks inherent in the asset. Future cash flow estimates are based on expected production and sales volumes, commodity prices (considering current and historical prices, price trends and related factors) and operating costs. This policy requires management to make these estimates and  assumptions which are  subject  to  risk  and  uncertainty;  hence  there  is  a  possibility  that  changes in circumstances will alter these projections, which may impact on the recoverable amounts of the investments. In such circumstances, some or all of the carrying value of the investments  may  be  impaired  and  the  impairment  would  be  charged  against  profit or  loss.

(g)	Income tax

The Group estimates its income tax provision and deferred taxation in accordance with the prevailing tax rules and regulations, taking into account any special approvals obtained from the relevant tax authorities and any preferential tax treatment to which it is entitled in each location or jurisdiction in which the Group operates. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, the differences will impact on the income tax and deferred tax provisions in the period in which the determination is made.

Deferred tax assets are recognized for unused tax losses and deductible temporary differences, such as the provision for impairment of receivables, inventories and property, plant and equipment  and  accruals  of  expenses  not  yet  deductible  for tax purposes, to the extent that it is probable that taxable profits  will  be  available against which the losses deductible temporary difference can be utilized.

An entity shall recognize a deferred tax liability for all taxable temporary differences associated with investments in subsidiaries, associates and joint ventures, except to the extent that both of the following conditions are satisfied:

•	the parent, investor or joint venture is able to control the timing of the reversal of the temporary difference; and
•	it is probable that the temporary difference will not reverse in the foreseeable future.

In the event that future tax rules and regulations or related circumstances change, adjustments to current and deferred taxation may be necessary which would impact on the Group’s results or financial position.

(h)	Impairment of receivables

The loss allowances for receivables are based on assumptions about risk of default and expected loss rates to determine the expected loss. The Group uses judgement in making these assumptions and selecting the inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward looking estimates at the end of each reporting period.

The Group takes into account different macroeconomic scenarios in considering forward looking information. The Group regularly monitors and reviews the key macroeconomic assumptions and parameters related to the calculation of expected credit losses, including the risk of economic downturn, external market environment, technological environment, changes in customer conditions, GDP and consumer price index, etc. During the year ended December 31, 2020, the Group has taken into account the uncertainties arising from the COVID-19 outbreak and updated the relevant assumptions and parameters accordingly. The key macroeconomic parameters are listed below：

	Year	Scenarios
Items		Basic	Negative	Positive

Growth rate of gross GDP growth rate	2021	8.83%	8.39%	9.27%
	2022 and subsequent years	5.30%	5.04%	5.57%
Consumer Price Index Growth Rate	2021	1.33%	1.26%	1.40%
	2022 and subsequent years	2.40%	2.28%	2.52%